Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [abstract]
SUBSEQUENT EVENTS

Note 20 - Subsequent Events

On February 2, 2023 the Company signed an agreement to acquire 100% of Immunorizon Ltd. (hereinafter: “Immunorizon”), a privately held company and its portfolio of Tri-Specific antibodies for the treatment of cancer, in exchange for an aggregate upfront payment of $3.5 million in cash and an aggregate $3.5 million in American Depository Shares (ADSs), at a price per ADS equal to the NASDAQ volume-weighted average price of the Company’s ADSs for the 60-day period preceding the execution date of the agreement.

Additional long term development, regulatory and sales milestones are set at an aggregate amount of $94 million, with royalties of low single digit out of net sales. The accumulated transaction payments, excluding the upfront payment, will not exceed $100 million.

The ADSs will be issued to certain of the Immunorizon selling shareholders and will be subject to a three – month lock-up period, and the Company has agreed to file a resale registration statement with the U.S. Securities and Exchange Commission to register the ADSs for resale following the lock-up period.

The selling shareholders of Immunorizon that shall receive ADSs as partial consideration in the transaction will be entitled to an ADS price adjustment during the 12-month period following the closing of the transaction, for the remaining ADSs held by them at such time (if any), in the event of an issuance by us of additional ADSs or other securities in certain types of financing transactions, at a price per ADS lower than the price per ADS under the agreement; provided that such price adjustment shall only be provided once.

The transaction closing date was February 15, 2023.

The Company is yet to examine whether the acquisition accounts for an asset acquisition or meets the definition of a business combination in accordance with IFRS 3.